UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

Bonanza Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52171	76-0720654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Richmond Ave, Suite 400
Houston, Texas 77098
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (713) 333-5808

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York  10005
Telephone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
Item 2.01    Completion of Acquisition or Disposition of Assets
Item 3.02    Unregistered Sales of Equity Securities

On July 18, 2008, Bonanza Oil & Gas, Inc. (the “Company”), Borland Good North Inc., a wholly-owned subsidiary of the Company (“Borland”), Black Pearl Energy, Inc. (“Black Pearl”), and the shareholders holding a majority of the issued and outstanding shares of Black Pearl, (collectively the “Black Pearl Majority Shareholders), entered into an Agreement and Plan of Merger (the “Merger Agreement”), which closed on July 18, 2008.  Pursuant to the terms of the Merger Agreement, Black Pearl merged with and into Borland, which became a wholly-owned subsidiary of the Company (the “Merger”).  In consideration for the Merger, the Company issued an aggregate of 7,024,667 (the “Black Pearl Acquisition Shares”) shares of common stock to the Black Pearl Majority Shareholders and the other shareholders of Black Pearl at the closing of the merger.

Black Pearl is an exploration and development company located in Midland, Texas.  Black Pearl is engaged in the purchase and development of oil and gas plays throughout North America. Black Pearl will function as the operator on certain projects and on others the company will simply retain a non-operating working interest and/or royalty owner participation position in oil and gas projects. Currently, Black Pearl owns 2,7000,000 shares of the Company.  The Company intends to cancel the shares of the Company held by Black Pearl.

On July 14, 2008, Black Pearl acquired options to purchase undivided 75% leasehold interests in lands included in two drilling projects, being the Good North Prospect and the Bourland Prospect. The options, if exercised, require Black Pearl to pay 100% of the costs to drill initial prospect wells and earn a 56.25% Net Revenue Interest in each project, respectively. Additionally, the options, if exercised, allow Black Pearl to acquire additional interests in future wells. Black Pearl paid $232,000 for the Good North Prospect option and $268,000 for the Bourland Prospect option. Both options can be exercised on or before August 11, 2008 by paying an additional $418,000 ($650,000 total) for the Good North Prospect and $482,000 ($750,000 total) for the Bourland Prospect. Black Pearl may forfeit the initial option payments if it chooses not to participate in the projects.

On July 14, 2008, Black Pearl entered into a note agreement with the Company for $500,000. The note bears interest at 8% with a maturity date of November 14, 2008 or the date at which a letter of intent to merge Black Pearl into the Company expires. The proceeds for this note were used to buy the options to purchase the leasehold interests of the Good North Prospect and Bourland Prospect. The note is secured by all the assets of Black Pearl.

The Black Pearl Acquisition Shares were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the former shareholders of Black Pearl are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited Financial Statements of Black Pearl Energy, Inc. for the year ended March 31, 2008

(b)	Pro forma financial information.

Pro Form Financial Information (to be filed by amendment)

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1
Agreement and Plan of Merger by and between Bonanza Oil & Gas, Inc., Borland Good North Inc., Black Pearl Energy, Inc. and the shareholders holding a majority of the issued and outstanding shares of Black Pearl Energy Inc. dated July 18, 2008

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Oil & Gas, Inc.

July 18, 2008	By:	/s/ Bill Wiseman
Bill Wiseman
President and Chief Executive Officer

3

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	F-1
Consolidated Balance Sheet at March 31, 2008	F-2
Consolidated Statement of Operations for the period from January 28, 2008 (date of inception)
to March 31, 2008	F-3
Consolidated Statement of Stockholders’ Equity for the period from January 28, 2008
(date of inception) to March 31, 2008	F-4
Consolidated Statement of Cash Flows for the period from January 28, 2008
(date of inception) to March 31, 2008	F-5

Notes to Consolidated Financial Statements	F-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
 Black Pearl Energy, Inc.
An Exploration Stage Company
Midland, TX

We have audited the accompanying consolidated balance sheet of Black Pearl Energy, Inc. (an exploration stage company) as of March 31, 2008, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from January 28, 2008 (date of inception) to March 31, 2008.  These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Black Pearl Energy, Inc. as of March 31, 2008, and the results of their operations and their cash flows for the period from January 28, 2008 (date of inception) to March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has no recurring sources of revenue and has limited operating capital in which to sustain operations.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 2 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GBH CPAs, PC
www.gbhcpas.com
Houston, TX
July 16, 2008

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)
CONSOLIDATED BALANCE SHEET
As of March 31, 2008

ASSETS

Current assets:
Cash and cash equivalents	$82,263
Investment in Bonanza common stock, at fair value	1,760,850
Total current assets	1,843,113

Oil and gas properties – full cost method
Properties not subject to amortization	25,762

Total assets	$1,868,875

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$28,055
Deferred income taxes	438,685
Total current liabilities	466,740

Stockholders' equity:
Preferred stock, $0.00001 par value, 10,000,000 shares authorized;
-0-shares issued and outstanding at March 31, 2008	-
Common stock, $0.00001 par value, 250,000,000 shares authorized;
19,361,667 shares issued and outstanding at March 31, 2008	194
Additional paid-in-capital	587,241
Accumulated earnings during the exploration stage	814,700
Total stockholders’ equity	1,402,135

Total liabilities and stockholders' equity	$ 1,868,875

The accompanying notes are an integral part of these consolidated financial statements.

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)
CONSOLIDATED STATEMENT OF OPERATIONS
For the period from January 28, 2008 (date of inception) to March 31, 2008

Operating Costs and Expenses
General and administrative expense	$142,465
Total operating costs and expenses	142,465

Loss from operations	(142,465)

Other Income
Unrealized gain on change in fair value of financial instruments	1,395,850
Total other income	1,395,850

Net Income before income taxes	1,253,385

Provision for income taxes - Deferred	438,685

Net Income	$814,700

Basic and diluted net income per share	$0.04

Weighted average number of common shares
outstanding - basic and diluted	19,361,667

The accompanying notes are an integral part of these consolidated financial statements.

BLACK PEARL ENERGY,  INC.
(An Exploration Stage Company)
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
For the period from January 28, 2008 (date of inception) to March 31, 2008

			Additional
	Common Stock		Paid-In	Accumulated	Total
	Shares	Amount	Capital	Earnings	Equity

Balance at January 28, 2008 (Inception)	$-	$-	$-	$-	$-
Issuance of common stock to founders at $0.00001 per share	13,030,000	130	-	-	130
Issuance of shares to Directors for services	200,000	2	59,998	-	60,000
Issuance of shares to securities broker for services	450,000	5	(5)	-	-
Issuance of common stock for cash at $0.02 per share	4,115,000	41	82,259	-	82,300
Issuance of common stock for cash at $0.30 per share	1,566,667	16	469,984	-	470,000
Share issuance cost	-	-	(24,995)	-	(24,995)
Net income	-	-	-	814,700	814,700
Balance at March 31, 2008	$19,361,667	$194	$587,241	$814,700	$1,402,135

The accompanying notes are an integral part of these consolidated financial statements.

BLACK PEARL ENERGY, INC, INC.
(An Exploration Stage Company)
CONSOLIDATED STATEMENT OF CASH FLOWS
For the period from January 28, 2008 (date of inception) to March 31, 2008

Cash flows from operating activities:
Net income	$814,700
Adjustments to reconcile net income to net cash
used in operating activities:
Stock compensation expense	60,000
Unrealized gain on investment at fair value	(1,395,850)
Deferred income tax expense	438,685
Changes in operating assets and liabilities:
Increase in accounts payable and accrued expenses	28,055
Net cash used in operating activities	(54,410)

Cash flows from investing activities:
Cash paid for investment in common stock of Bonanza	(365,000)
Cash paid for oil and gas properties	(25,762)
Net cash used in investing activities	(390,762)

Cash flows from financing activities:
Proceeds from sale of stock, net of issuance costs	527,435
Net cash provided by financing activities	527,435

Net increase in cash and cash equivalents	82,263

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$82,263

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	-
Cash paid for taxes	-

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Issuance of shares to securities broker for services at fair value	$135,000

The accompanying notes are an integral part of these consolidated financial statements.

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements

NOTE 1 – ORGANIZATION AND HISTORY

Black Pearl Energy, Inc. ("Black Pearl" or "the Company") is an independent energy company engaged primarily in the exploration, acquisition, and development, of oil, gas and natural gas liquids. The Company's activities are located in the United States of America. Black Pearl was originally incorporated in the State of Nevada on January 28, 2008.   The business of Black Pearl is conducted through its wholly-owned operating subsidiary BPEI Exploration, Inc., a Texas corporation.

NOTE 2 – GOING CONCERN

The Company is in the exploration stage and has limited operations and no revenues.  The Company has had negative cash flow from operations since inception on January 28, 2008. The Company's operating plans require additional funds that may take the form of debt or equity financings, joint ventures or merger with another entity. There can be no assurance that any additional funds will be available. The Company's ability to continue as a going concern is in substantial doubt and is dependent upon achieving a profitable level of operations and obtaining additional financing.

Management has undertaken steps as part of a plan to improve operations with the goal of sustaining operations for the next twelve months and beyond. These steps include (a) raising additional capital and/or obtaining financing; (b) acquiring and developing oil and gas prospects for recurring revenues, and (c) controlling overhead and expenses.

There can be no assurance that the Company can successfully accomplish these steps and it is uncertain that the Company will achieve a profitable level of operations or obtain additional financing on satisfactory terms and conditions, if at all.

These consolidated financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying consolidated financial statements.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Consolidation

The consolidated financial statements include the accounts of Black Pearl and its wholly owned subsidiary BPEI Exploration, Inc.  Accordingly, all references herein to Black Pearl or the Company include the consolidated results. All significant intercompany accounts and transactions were eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Black Pearl's financials are based on a number of significant estimates, including fair market valuation for share based compensation and the valuation of its investments in marketable securities.

Exploration Stage Company

On January 28, 2008 (the inception date), Black Pearl commenced oil and gas exploration activities. As of March 31, 2008, Black Pearl had not acquired any oil and gas properties but has expended funds for evaluation of properties. Accordingly, Black Pearl’s accompanying consolidated financial statements are prepared in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises.

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements – (Continued)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and financial instruments which mature within three months of the date of purchase.

Marketable Securities

Marketable securities consist of investment in 2,709,000 shares of common stock of Bonanza Oil & Gas, Inc. (“Bonanza”).  The Company acquired the Bonanza common stock for $365,000. The investments are publicly-traded and considered liquid.  Black Pearl accounts for its investment in Bonanza in accordance with Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115.  Statement No. 159  allows a company the option to value its financial assets and liabilities, on an instrument by instrument basis, at fair value, and include the change in fair value of such assets and liabilities in its results of operations. Black Pearl chose to apply the provisions of Statement No. 159 to its shares of Bonanza common stock and classifies this investment as trading securities.  For the period ended March 31, 2008, the change in fair value of financial instruments on Black Pearl’s statement of operations includes an unrealized gain of $1,395,850 related to the Bonanza common stock.

Black Pearl follows the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements. Statement No. 157 provides a common definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements, but does not require any new fair value measurements.

Concentration of Credit Risk

Financial instruments that potentially subject Black Pearl to concentration of credit risk consist of cash.  At March 31, 2008, Black Pearl had no cash in excess of federally insured limits.  Black Pearl maintains cash accounts only at large high quality financial institutions and Black Pearl believes the credit risk associated with cash is remote.

Oil and Gas Properties, Full Cost Method

Black Pearl uses the full cost method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells used to find proved reserves, and to drill and equip development wells including directly related overhead costs and related asset retirement costs are capitalized.

Under this method, all costs, including internal costs directly related to acquisition, exploration and development activities are capitalized as oil and gas property costs.  Properties not subject to amortization consist of exploration and development costs which are evaluated on a property-by-property basis. Amortization of these unproved property costs begins when the properties become proved or their values become impaired. Black Pearl assesses the realizability of unproved properties, if any, on at least an annual basis or when there has been an indication that impairment in value may have occurred.  Impairment of unproved properties is assessed based on management's intention with regard to future exploration and development of individually significant properties and the ability of Black Pearl to obtain funds to finance such exploration and development. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is adjusted against the capitalized costs to be amortized.  As of March 31, 2008 Black Pearl had no production or depletion expense.

Under full cost accounting rules for each cost center, capitalized costs of proved properties, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the "cost ceiling") equal to the sum of (a) the present value of future net cash flows from estimated production of proved oil and gas reserves, based on current economic and operating condition, discounted at 10 percent, plus (b) the cost of properties not being amortized, plus (c) the lower of cost or estimated fair value of any unproved properties included in the costs being amortized, less (d) any income tax effects related to differences between the book and tax basis of the properties involved. If capitalized costs exceed this limit, the excess is charged as an impairment expense.

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements – (Continued)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Asset Retirement Obligations

Black Pearl follows the provisions of SFAS No. 143, “Accounting for Asset Retirement Obligations”. The fair value of an asset retirement obligation is recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The present value of the estimated asset retirement costs is capitalized as part of the carrying amount of the long-lived asset. The amounts recognized are based upon numerous estimates and assumptions, including future retirement costs, future recoverable quantities of oil and gas, future inflation rates and the credit-adjusted risk-free interest rate. At March 31, 2008, Black Pearl had no asset retirement obligations.

Earnings Per Share

Basic and diluted net income per share calculations are presented in accordance with SFAS No. 128 (“Earnings per Share”) and are calculated on the basis of the weighted average number of common shares outstanding during the year.  Common stock equivalents are excluded from the diluted calculation when a loss is incurred as their effect would be anti-dilutive.  The basic and diluted net loss per share of common stock is based on the weighted average number of shares issued and outstanding at the date of the consolidated financial statements.

Stock Based Compensation

All share-based payments to employees, including grants of employee stock options, are recognized in the income statement based on their fair values.

The Company incurred a noncash expense of $60,000 related to issuance of shares to two board members for services.   There were no grants of employee options or unvested options during the period from January 28, 2008 (date of inception) to March 31, 2008.

Income taxes

The Company follows SFAS No. 109, “Accounting for Income Taxes” (SFAS No. 109) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability during each period.

If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change. Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent Accounting Pronouncements

Other recent accounting pronouncements are not believed by management to have a material impact on the Company’s present or future consolidated financial statements.

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements – (Continued)

 NOTE 4 – ACQUISITIONS AND DISPOSITIONS OF OIL AND GAS PROPERTIES

Black Pearl has incurred expenses related to the exploration of oil and gas properties in the amount of $25,762.  At March 31, 2008, the company did not own any oil and gas properties.

NOTE 5 – FAIR VALUE MEASUREMENTS

Black Pearl’s investment in Bonanza is reported at fair value in the accompanying balance sheet.  The carrying values of cash and cash equivalents, accounts payable (including income taxes payable and accrued expenses) included in the accompanying consolidated balance sheets approximated fair value at March 31, 2008.

SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  This hierarchy consists of three broad levels.  Level 1 inputs of the hierarchy consist of unadjusted quoted prices in active markets for identical assets and liabilities and have the highest priority.  Level 3 inputs have the lowest priority.  Black Pearl uses appropriate valuation techniques based on the available inputs to measure the fair values of its assets and liabilities. When available, Black Pearl measures fair value using Level 1 inputs because they generally provide the most reliable evidence of fair value.   Black Pearl used quoted market price (Level 1 input) to estimate the fair value of the investment in Bonanza.

NOTE 6 – CAPITAL STOCK

Common Stock

The Company has authorized 250,000,000 shares of common stock, with a par value of $.00001 per share.  As of March 31, 2008, the Company had 19,361,667 shares of common stock issued and outstanding.

In January 2008, in conjunction with the inception of the Company, Black Pearl issued 13,030,000 of founder’s shares at par value for proceeds of $130.   The Company also issued 200,000 shares to directors of the Company for services and 450,000 shares for services related to the sale of stock.  The 200,000 and 450,000 shares were recorded at fair value of $0.30 per share.  The fair value of the 200,000 shares issued to directors were recorded as compensation expense of $60,000 and the 450,000 shares issued for services related to the sale of stock were recorded as share issuance costs of $135,000.

In January 2008, the Company sold 4,115,000 shares of common stock at $0.02 per share for total gross proceeds of $82,300 and
1,566,667 shares of common stock at $0.30 per share for total gross proceeds of $470,000.  The company incurred $24,995 of share issuance costs in conjunction with the $0.02 and $0.30 issuances.

Preferred stock

The Company has authorized 10,000,000 shares of preferred stock, with a par value of $0.00001 per share.  As of March 31, 2008, the Company has no preferred stock issued and outstanding.

BLACK PEARL ENERGY, INC.
(An Exploration Stage Company)
Notes to Consolidated Financial Statements – (Continued)

NOTE 7 – INCOME TAXES

At March 31, 2008 Black Pearl had an estimated net operating loss carryforward of $142,465, which is available to reduce future taxable income and expires in 2029.  This carryforward will result in a future tax reduction based upon the future tax rate applicable to the taxable income that is ultimately offset by the net operating loss carryforward.  For financial purposes, the tax effects of this carryforward, net of any valuation allowances, have been recognized as reductions to the net deferred tax liability at March 31, 2008.

The income tax provision is equal to the amount of income tax determined by applying the combined U.S. federal and state income tax rates of 35% to pretax income from continuing operations for the years ended March 31, 2008.  No valuation allowance was recorded for the effect of the net operating loss carryforwards.

Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Net deferred tax liabilities consist of the following components as of March 31, 2008:

Deferred tax assets:
Unutilized net operating losses	49,863

Deferred tax liabilities
Temporary differences – Unrealized gain on Bonanza investment	(488,548)
Total deferred tax liability	(438,685)
Valuation allowance	-
Net deferred tax liability	$(438,685)

NOTE 8 – SUBSEQUENT EVENTS

In June 2008, the Company agreed to issue 500,000 shares of common stock to a securities broker for future services.

In June 2008, the Company agreed to issue 250,000 shares of common stock for legal services to be rendered.

On July 14, 2008, the Company acquired options to purchase undivided 75% leasehold interests in lands included in two drilling projects, being the Good North Prospect and the Bourland Prospect.  The options, if exercised, require the Company to pay 100% of the costs to drill initial prospect wells and earn a 56.25% Net Revenue Interest in each project, respectively.  Additionally, the options, if exercised, allow the Company to acquire additional interests in future wells.  Black Pearl paid $232,000 for the Good North Prospect option and $268,000 for the Bourland Prospect option.  Both options can be exercised on or before August 11, 2008 by paying an additional $418,000 ($650,000 total) for the Good North Prospect and $482,000 ($750,000 total) for the Bourland Prospect.  Black Pearl may forfeit the initial option payments if it chooses not to participate in the projects.

On July 14, 2008, Black Pearl entered into a note agreement with Bonanza for $500,000.  The note bears interest at 8% with a maturity date of November 14, 2008 or the date at which a letter of intent to merge the Company expires.  The proceeds for this note were used to buy the options to purchase the leasehold interests of the Good North Prospect and Bourland Prospect.  The note is secured by all the assets of the Company.